EXECUTION

                                 NINTH AMENDMENT
                             TO DEBTOR-IN-POSSESSION
                                CREDIT AGREEMENT

                  This NINTH AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this "Amendment") is dated as of October 14, 2005 and entered into by and among INTERMET CORPORATION, a Georgia corporation ("Company"), THE SUBSIDIARIES OF COMPANY LISTED ON THE SIGNATURE PAGES HEREOF AS BORROWERS (collectively, Company and such Subsidiaries of Company are "Borrowers" and each a "Borrower"), THE BANK OF NOVA SCOTIA, as Administrative Agent for the Lenders ("Administrative Agent") and as a Lead Lender, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent and Co-Agent for the Lenders ("Collateral Agent") and as a Lead Lender, and the undersigned Lenders, and is made with reference to that certain Debtor-In-Possession Credit Agreement dated as of October 22, 2004 (as amended, supplemented or otherwise modified to the date hereof, the "Credit Agreement"), by and among Borrowers, the Lenders, Administrative Agent and Collateral Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, Borrowers and the undersigned Lenders desire to amend the Credit Agreement on the terms and conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.      AMENDMENTS TO THE CREDIT AGREEMENT

        1.1     Amendments to Subsection 1.1.

                A. Subsection 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Stated Maturity Date" contained therein and substituting therefor the following:

                        "Stated Maturity Date" means October 28, 2005;
                provided, however, that (i) if all Lenders and Borrowers agree in writing prior to such date (and the Revolving Commitments shall not have already terminated) to extend the Stated Maturity Date to November 4, 2005, then the Stated Maturity Date shall thereafter mean November 4, 2005, and (ii) if all Lenders and Borrowers agree in writing after October 28, 2005 but prior to November 4, 2005 (and the Revolving Commitments shall not have already terminated) to extend the Stated Maturity Date to November 10, 2005, then the Stated Maturity Date shall thereafter mean November 10, 2005. Such consent of each Lender to either of the aforementioned extensions shall be in their respective sole discretion and may be conditioned on amendments, supplements and other modifications of this Agreement and the other Loan Documents.


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                B.      Subsection 1.1 of the Credit Agreement is hereby further
amended by inserting the following definition in appropriate alphabetical order:

                        "Consents to Asset Sales" means collectively, (i)
                that certain Limited Waiver, Amendment and Consent dated as of August 10, 2005, by and among Borrowers and Requisite Lenders, and (ii) that certain Limited Consent dated as of September 9, 2005, by and among Borrowers and Requisite Lenders.

        1.2     Amendment to Subsection 2.4A(iv)(b).

                Subsection 2.4A(iv)(b) of the Credit Agreement is hereby amended by adding at the end thereof the following new sentence:

                "Notwithstanding anything to the contrary contained herein or in the Consents to Asset Sales, Net Asset Sale Proceeds from any sale of assets consented to by Requisite Lenders pursuant to the Consents to Asset Sales shall not be required to be applied, pursuant to subsection 2.4A(iii) or (iv), to permanently reduce the Revolving Commitments, except that such Net Asset Sale Proceeds shall be required to be applied to permanently reduce the Revolving Commitments to the extent such Net Asset Sale Proceeds exceed $5,000,000 in the aggregate, and Lenders and Borrowers hereby agree that any reduction of the Revolving Commitments that would have been required but for this sentence as a result of the receipt of Net Asset Sale Proceeds from such sales of assets shall be rescinded and deemed not to have occurred.".

SECTION 2.      BORROWER'S REPRESENTATIONS AND WARRANTIES

                In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, Borrowers represent and warrant to each Lender that the following statements are true, correct and complete:

        2.1 Corporate Power and Authority. Each Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

        2.2 Authorization of Agreements. The execution and delivery of this Amendment has been duly authorized by all necessary action on the part of each Borrower and the performance of the Amended Agreement has been duly authorized by all necessary action on the part of each Borrower.

        2.3 No Conflict. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Borrower or any of its Subsidiaries, or the Organizational Documents of any Borrower or any of its Subsidiaries or any order, judgment or decree of the Bankruptcy Court of any other Government Authority binding on any Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of any Borrower or any of its


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Subsidiaries or any applicable order of the Bankruptcy Court, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Borrower or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Collateral Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of any Borrower or any of its Subsidiaries.

        2.4 Governmental Consents. The execution and delivery by each Borrower of this Amendment and the performance by each Borrower of the Amended Agreement do not and will not require any Governmental Authorization.

        2.5 Binding Obligation. This Amendment has been duly executed and delivered by each Borrower, and each of this Amendment and the Amended Agreement is the legally valid and binding obligations of each Borrower enforceable against each Borrower in accordance with its respective terms.

        2.6 Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the Ninth Amendment Effective Date (as hereinafter defined) to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

        2.7 Absence of Default. As of the date hereof after giving effect hereto, there exists no Event of Default or Potential Event of Default under the Credit Agreement.

        2.8 Final Borrowing Order. The Final Borrowing Order is in full force and effect and has not been stayed by the Bankruptcy Court or any other court of competent jurisdiction and has not been reversed, vacated or otherwise modified after the entry thereof.

SECTION 3.      CONDITIONS TO EFFECTIVENESS

                This Amendment shall become effective on the first date (such date being referred to herein as the "Ninth Amendment Effective Date") on or prior to October 21, 2005 on which all of the following shall have occurred: (i) Borrowers shall have paid in full all outstanding statements for fees and expenses of each of Collateral Agent and Administrative Agent and their respective experts and counsel (including, but not limited to, O'Melveny & Myers LLP, Wachtell, Lipton, Rosen & Katz, Pepper Hamilton LLP and Capstone Corporate Recovery LLC) to the extent submitted to Company prior to 12:00 Noon (New York City time) on October 20, 2005; (ii) the Bankruptcy Court shall have approved this Amendment and the payment of the fees described in clause (iii) below pursuant to an order in form and substance satisfactory to Agents; (iii) Borrowers shall have paid, in immediately available funds, a nonrefundable amendment fee in the aggregate amount of $250,000 to Administrative Agent, for distribution to each Lender according to the relative Revolving Commitments of all Lenders; and (iv) Borrowers and each Lender shall have each executed a counterpart hereof, and Company and Agents shall have received written or telephonic notification of such execution and authorization of delivery of such


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counterparts; provided, however, that the amendments contained in Sections 1.1B and 1.2 of this Amendment shall become effective immediately upon satisfaction of the conditions set forth in clause (iv) of this sentence; provided, further, however, that the amendments contained in Sections 1.1B and 1.2 of this Amendment shall cease to be effective, and no other amendment contained in this Amendment shall become effective, if the Ninth Amendment Effective Date shall not have occurred on or prior to October 21, 2005. Each Lender hereby acknowledges by delivery of its signature page to this Amendment that it is deemed to consent to and approve the modifications to the Final Borrowing Order effected by the order meeting the requirements of clause (ii) of the preceding sentence.

SECTION 4.      ACKNOWLEDGEMENT AND CONSENT

                Each Borrower hereby acknowledges that such Borrower has read this Amendment and consents to the terms hereof and further hereby confirms and agrees that, notwithstanding the effectiveness of this Amendment, the obligations of such Borrower under each of the Loan Documents to which such Borrower is a party shall not be impaired and each of the Loan Documents to which such Borrower is a party are, and shall continue to be, in full force and effect and are hereby confirmed and ratified in all respects.

SECTION 5.      MISCELLANEOUS

        5.1 Reference to and Effect on the Credit Agreement and the Other Loan Documents.

                A. On and after the Ninth Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                B. Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                C. The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of (or otherwise prejudice) any right, power or remedy of any Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

        5.2 Fees and Expenses. Each Borrower acknowledges that all costs, fees and expenses as described in subsection 10.2 of the Credit Agreement incurred by Administrative Agent and Collateral Agent and their respective counsel (including, without limitation, O'Melveny & Myers LLP, Wachtell, Lipton, Rosen & Katz, Pepper Hamilton LLP and Capstone Corporate Recovery LLC) with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.


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        5.3     Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

        5.4 Applicable Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

        5.5 Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.


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

                IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                BORROWERS:

                                        INTERMET CORPORATION


                                        By: /s/ Alan J. Miller
                                            Name: Alan J. Miller
                                            Title:  Vice President


                                        ALEXANDER CITY CASTING COMPANY, INC.


                                        By: /s/ Alan J. Miller
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        CAST-MATIC CORPORATION


                                        By: /s/ Alan J. Miller
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        COLUMBUS FOUNDRY, L.P.


                                        By: /s/ Alan J. Miller
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        DIVERSIFIED DIEMAKERS, INC.


                                        By: /s/ Alan J. Miller
                                        Name: Alan J. Miller
                                        Title: Vice President



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                                        GANTON TECHNOLOGIES INC.


                                        By: /s/ Alan J. Miller
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        INTERMET HOLDING COMPANY


                                        By: /s/ Alan J. Miller
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        INTERMET ILLINOIS, INC.


                                        By: /s/ Alan J. Miller
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        INTERMET INTERNATIONAL, INC.


                                        By: /s/ Alan J. Miller
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        INTERMET U.S. HOLDING, INC.


                                        By: /s/ Alan J. Miller
                                        Name: Alan J. Miller
                                        Title: Vice President



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                                        IRONTON IRON, INC.


                                        By: /s/ Alan J. Miller
                                        Name: Alan J. Miller
                                        Title: Vice President

                                        LYNCHBURG FOUNDRY COMPANY


                                        By: /s/ Alan J. Miller
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        NORTHERN CASTINGS CORPORATION


                                        By: /s/ Alan J. Miller
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        SUDBURY, INC.


                                        By: /s/ Alan J. Miller
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        SUDM, INC.


                                        By: /s/ Alan J. Miller
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        TOOL PRODUCTS, INC.


                                        By: /s/ Alan J. Miller
                                        Name: Alan J. Miller
                                        Title: Vice President


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                                        WAGNER CASTINGS COMPANY


                                        By: /s/ Alan J. Miller
                                        Name: Alan J. Miller
                                        Title: Vice President


                                        WAGNER HAVANA, INC.


                                        By: /s/ Alan J. Miller
                                        Name: Alan J. Miller
                                        Title: Vice President




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

AGENTS AND LENDERS:

                                        THE BANK OF NOVA SCOTIA,
                                        as Administrative Agent and as a Lead
                                        Lender and a Lender

                                        By:  /s/ Ron Dooley
                                             Name: Ron Dooley
                                             Title: Director


                                        DEUTSCHE BANK TRUST COMPANY AMERICAS,
                                        as Collateral Agent and as a Lead Lender and a Lender

                                        By:  /s/ Frank Fazio
                                             Name: Frank Fazio
                                             Title: Director


                                        DK ACQUISITION PARTNERS, LP,
                                        as a Lender


                                        By: /s/ Anthony A. Yoseloff
                                            Name:  Anthony A. Yoseloff
                                            Title:  General Partner
                                            M.H. Davidson & Co., its General
                                            Partner

                                        TRS CALLISTO LLC,
                                        as a Lender


                                        By: /s/ Deirdre Whorton
                                            Name: Deirdre Whorton
                                            Title:  Assistant Vice President



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